UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

Adtalem Global Education Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	ATGE	New York Stock Exchange
Common stock $0.01 par value per share	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d) On September 6, 2023, Adtalem Global Education Inc. (“Adtalem”) filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting that Dr. John Danaher President, Medical & Veterinary was leaving Adtalem effective September 15, 2023.  This Current Report on Form 8-K/A supplements the prior Form 8-K in certain respects.

On April 10, 2024, Adtalem and Dr. Danaher entered into a Separation Agreement and Release (the “Separation Agreement”) in connection with his departure from Adtalem.  Pursuant to the Separation Agreement, Adtalem has agreed to pay Dr. Danaher a severance payment equal to 1 times his annual base salary plus seventy percent (70%) of his management incentive plan award payable in 12 equal monthly payments.  Dr. Danaher’s outstanding and unvested long-term incentive awards will continue to vest in accordance with the vesting provisions of the applicable award agreements.   Adtalem will also pay Dr. Danaher a one-time lump sum of $14,513.28, which is equal to the cost of Adtalem subsidizing Dr. Danaher’s health insurance benefit premiums for his dependents under COBRA for a period of 12 months. Under the Separation Agreement, Dr. Danaher has provided customary broad form releases and other confidentiality, noncompete and nonsolicitation covenants to Adtalem in connection with his departure.

The foregoing summary of the Separation Agreement is only a summary and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and Release dated April 10, 2024 between Adtalem and Dr. John Danaher
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adtalem Global Education Inc.

Date: April 12, 2024	By:	/s/ Robert J. Phelan
Robert J. Phelan
Senior Vice President and Chief Financial Officer (Principal Financial Officer)